EXHIBIT 99.1


            Certification of Chief Executive Officer pursuant to
                          18 U.S.C. Section 1350,
                           as adopted pursuant to
                            Section  906 of the
                        Sarbanes - Oxley Act of 2002



  I, Leonard A. Rosenbaum, President, Chief Executive Officer and Director of CVD Equipment Corporation certify that:

  1.  I have reviewed this quarterly report on Form 10-QSB of CVD
       Equipment Corporation (the "Registrant");

  2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

  3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.




  Dated: November 12, 2003

     /s/ Leonard A. Rosenbaum
  ----------------------------------------
  President, Chief Executive Officer and Director


  EXHIBIT 99.2


            Certification of Chief Financial Officer pursuant to
                          18 U.S.C. Section 1350,
                           as adopted pursuant to
                            Section  906 of the
                        Sarbanes - Oxley Act of 2002



  I, Sharon Canese, Chief Financial Officer and Secretary of CVD Equipment Corporation certify that:

  1.  I have reviewed this quarterly report on Form 10-QSB of CVD
       Equipment Corporation (the "Registrant");

  2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

  3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.




  Dated: November 12, 2003

     /s/ Sharon Canese
  ----------------------------------------
   Chief  Financial Officer and Secretary